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                                                                    EXHIBIT 24.1

                       POWER OF ATTORNEY OF THE DIRECTORS

KNOW BY ALL PERSONS BY THESE PRESENTS:

         Each of the undersigned hereby constitutes and appoints James C. Morgan, Gerald F. Taylor, Joseph J. Sweeney and Donald A. Slichter, and each of them with power to act alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to up to 12,000,000 shares of common stock of Applied Materials, Inc. and an indeterminate number of plan interests issuable under the Applied Materials, Inc. Employee Savings and Retirement Plan, as amended, and any and all amendments of such Registration Statement, including post-effective amendments, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, thereby ratifying and confirming all that said attorney-in-fact or his or her substitutes may lawfully do or cause to be done by virtue hereof.


/s/  James C. Morgan                                 June 26, 1997
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     James C. Morgan


/s/  Dan Maydan                                      June 26, 1997
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     Dan Maydan


/s/  Michael H. Armacost                             June 26, 1997
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     Michael H. Armacost


/s/  Deborah A. Coleman                              June 26, 1997
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     Deborah A. Coleman


/s/  Herbert M. Dwight, Jr.                          June 26, 1997
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     Herbert M. Dwight, Jr.


/s/  Philip V. Gerdine                               June 26, 1997
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     Philip V. Gerdine



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/s/  Tsuyoshi Kawanishi                              June 26, 1997
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     Tsuyoshi Kawanishi


/s/  Paul R. Low                                     June 26, 1997
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     Paul R. Low


/s/  Alfred J. Stein                                 June 26, 1997
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     Alfred J. Stein



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